CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Jeffrey S. Thomas, Chief Executive Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    FEBRUARY 1, 2006            /S/ JEFFREY S. THOMAS
     ----------------------          -------------------------------------------
                                     Jeffrey S. Thomas, Chief Executive Officer
                                     (principal executive officer)

I, John Bini, Chief Financial Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    FEBRUARY 1, 2006            /S/ JOHN BINI
     ----------------------          -------------------------------------------
                                     John Bini, Chief Financial Officer
                                     (principal financial officer)